Exhibit 99.1

CareDx Reports Fourth Quarter and Full Year 2019 Results
South San Francisco, Calif., February 27, 2020 (GLOBE NEWSWIRE) -- CareDx, Inc. (NASDAQ: CDNA), a leading precision medicine company focused on the discovery, development, and commercialization of clinically differentiated, high value healthcare solutions for transplant patients and caregivers, today reported financial results for the fourth quarter and full year ended December 31, 2019.
Recent Highlights:
•Achieved total revenue of $35.8 million for the three months ended December 31, 2019, increasing 52% year-over-year
•Provided over 14,000 patient results in the fourth quarter and approximately 49,000 patient results in 2019
•As of December 31, 2019, over 30 U.S.-based transplant centers have adopted an AlloSure Kidney testing protocol
•Generated GAAP net loss of $4.8 million, non-GAAP net income of $1.6 million, and positive adjusted EBITDA of $1.5 million
“We are very pleased with our fourth quarter and 2019 annual financial results,” said Peter Maag, CareDx Chief Executive Officer. ”2019 was an exceptional year for CareDx, as we continued to build an incredible moat in Transplantation. With AlloSure and AlloMap, we impact more transplant patients every day. With our transplant focused clinical activities and our pipeline advancing, our platform is promising to deliver continued stellar growth.”
Fourth Quarter 2019 Financial Results
Revenue for the three months ended December 31, 2019 was $35.8 million, an increase of 52% compared with $23.5 million in the fourth quarter of 2018. Testing services revenue for the fourth quarter was $29.1 million, compared with $18.9 million in the same period of 2018. Product revenue in the three months ended December 31, 2019 was $5.1 million, compared to $4.6 million in the same period of 2018. Digital and other revenue for the fourth quarter of 2019 was $1.6 million.
For the fourth quarter of 2019, net loss was $4.8 million compared to a net loss of $3.8 million in the same period of 2018. Basic and diluted net loss per share was $0.11 in the fourth quarter of 2019, compared to basic and diluted net loss per share of $0.09 in the fourth quarter of 2018.
Non-GAAP net income was $1.6 million in the fourth quarter of 2019 compared to a $0.3 million non-GAAP net income in the fourth quarter of 2018. Basic and diluted non-GAAP net income per share was $0.04 in the fourth quarter of 2019, compared to a basic and diluted non-GAAP net income per share of $0.01 in the fourth quarter of 2018.
Adjusted EBITDA for the fourth quarter of 2019 was a gain of $1.5 million, compared to an adjusted EBITDA gain of $0.8 million in the fourth quarter of 2018.

Net cash used in operating activities in the fourth quarter of 2019 was $1.1 million compared to $2.0 million net cash provided by operating activities in the comparative 2018 period. Cash and cash equivalents were $38.2 million as of December 31, 2019.
Full Year 2019 Financial Results
Revenue for the full year ended December 31, 2019 was $127.1 million, an increase of 66% compared with $76.6 million in full year 2018 revenue. Testing revenue for the year ended December 31, 2019 was $104.6 million, compared to $60.3 million in the same period of 2018. Product revenue for the full year 2019 was $18.3 million, compared to $15.7 million in 2018. Digital and other revenue for the full year 2019 was $4.2 million.
Net loss for the full year ended December 31, 2019 was $22.0 million compared to a net loss of $46.8 million in 2018. Basic and diluted net loss per share for the full year ended December 31, 2019 were $0.52 compared to a basic and diluted net loss per share of $1.31 in the full year 2018.
Non-GAAP net income was $4.6 million for the full year ended December 31, 2019 compared to a non-GAAP net loss of $5.3 million in 2018. Non-GAAP basic and diluted net income per share were $0.11 and $0.10, respectively, in the full year 2019, compared to basic and diluted net loss per share of $0.15 in 2018.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Adjusted EBITDA Financial Measures” below.
2020 Guidance
For the full year 2020, CareDx expects revenue to be in the range of $165 million to $168 million.
About CareDx
CareDx, Inc., headquartered in South San Francisco, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital solutions along the pre- and post-transplant patient journey, and is a leading provider of genomics-based information for transplant patients.
For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding the Company’s fiscal 2020 revenue, achievement of our financial and operational goals and our prospects. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including general economic and market factors, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed by CareDx with the SEC on March 6, 2019 and the periodic reports that CareDx has subsequently filed with the SEC. Any of these may cause CareDx’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP net income, non-GAAP net loss, non-GAAP basic and diluted net income and net loss per share and adjusted EBITDA. We define non-GAAP net income and non-GAAP net loss and per share results as the GAAP net income or loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects; costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We define adjusted EBITDA as non-GAAP net income/(loss) before net interest expense, income tax expense, depreciation and amortization, other expense, and net loss attributable to noncontrolling interest. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx's GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx's operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.
Investor Relations Contact
Greg Chodaczek
646-924-1769
investor@caredx.com

CareDx, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue:
Testing services revenue	$29,129	$18,852	$104,550	$60,300
Product revenue	5,053	4,594	18,279	15,674
Digital and other revenue	1,639	63	4,239	595
Total revenue	$35,821	$23,509	127,068	76,569
Cost of revenue	12,716	10,509	45,455	32,987
Gross profit	23,105	13,000	81,613	43,582
Operating expenses:
Research and development	8,946	3,782	30,711	14,514
Sales and marketing	10,267	5,754	38,894	21,670
General and administrative	9,437	5,879	36,540	22,976
Total operating expenses	28,650	15,415	106,145	59,160
Loss from operations	(5,545)	(2,415)	(24,532)	(15,578)
Other income (expense):
Interest income (expense), net	306	(174)	985	(3,701)
Debt extinguishment expenses	—	(2,974)	—	(5,780)
Change in estimated fair value of common stock warrant and derivative liabilities	333	1,562	319	(22,978)
Other expense, net	(75)	(93)	(719)	(178)
Total other income (expense)	564	(1,679)	585	(32,637)
Loss before income taxes	(4,981)	(4,094)	(23,947)	(48,215)
Income tax benefit	204	339	1,979	1,434
Net loss	(4,777)	(3,755)	(21,968)	(46,781)
Net loss attributable to noncontrolling interest	—	—	—	(25)
Net loss attributable to CareDx, Inc.	$(4,777)	$(3,755)	$(21,968)	$(46,756)
Net loss per share attributable to CareDx, Inc.
Basic	$(0.11)	$(0.09)	$(0.52)	$(1.31)
Diluted	$(0.11)	$(0.09)	$(0.52)	$(1.31)
Weighted-average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	42,457,171	40,104,341	42,151,617	35,638,956
Diluted	42,457,171	40,104,341	42,151,617	35,638,956

CareDx, Inc.
Consolidated Balance Sheets
(in thousands)

	As of December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$38,223	$64,616
Accounts receivable	24,057	9,760
Inventory	6,014	4,943
Prepaid and other current assets	3,628	1,795
Total current assets	71,922	81,114
Property and equipment, net	4,430	4,134
Operating leases right-of-use assets	4,730	—
Intangible assets, net	45,541	33,252
Goodwill	23,857	12,005
Restricted cash	256	192
Other assets	1,000	—
Total assets	$151,736	$130,697
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,506	$4,711
Accrued compensation	12,484	9,156
Accrued and other liabilities	16,838	5,637
Total current liabilities	34,828	19,504
Deferred tax liability	1,973	2,968
Common stock warrant liability	6,607	10,003
Deferred payments for intangible assets	5,207	—
Other liabilities	4,121	2,294
Total liabilities	52,736	34,769
Commitments and contingencies
Stockholders’ equity:
Common stock	42	41
Additional paid-in capital	437,976	412,010
Accumulated other comprehensive loss	(5,205)	(4,278)
Accumulated deficit	(333,813)	(311,845)
Total stockholders’ equity	99,000	95,928
Total liabilities and stockholders’ equity	$151,736	$130,697

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

Net loss attributable to CareDx, Inc.	$(4,777)	$(3,755)	$(21,968)	$(46,756)
Stock-based compensation expense	5,407	2,060	22,417	7,138
Acquisition related-amortization of purchased intangibles	1,154	779	3,642	3,241
Acquisition related fees and expenses	—	—	654	—
Change in estimated fair value of contingent consideration	210	—	210	1,017
Change in estimated fair value of common stock warrant liability and derivative liability	(333)	(1,562)	(319)	22,978
Amortization of debt discount	—	47	—	2,095
Debt extinguishment	—	2,974	—	5,780
Accretion of liability	108	—	281	—
Tax effect related to amortization of purchased intangibles	(129)	(195)	(493)	(811)
Impairment	—	—	150	—
Non-GAAP net income (loss)	$1,640	$348	$4,574	$(5,318)

GAAP basic and diluted net loss per share	$(0.11)	$(0.09)	$(0.52)	$(1.31)

Non-GAAP basic net income (loss) per share	$0.04	$0.01	$0.11	$(0.15)
Non-GAAP diluted net income (loss) per share	$0.04	$0.01	$0.10	$(0.15)

Shares used in computing non-GAAP basic net income (loss) per share	42,457,171	40,104,341	42,151,617	35,638,956
Shares used in computing non-GAAP diluted net income (loss) per share	43,464,685	41,270,703	44,344,803	35,638,956

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2019	2019	2019

Non-GAAP net income (loss)	$1,640	$348	$4,574	$(5,318)
Interest income	(306)	127	(985)	1,606
Income tax benefit	(75)	(144)	(1,486)	(623)
Depreciation expense	424	355	1,623	1,155
Other expense, net	(206)	93	438	178
Net loss attributable to noncontrolling interest	—	—	—	(25)
Adjusted EBITDA	$1,477	$779	$4,164	$(3,027)

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31, 2019
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$35,821	$12,716	$8,946	$10,267	$9,437	$564	$204	$(4,777)
Non-GAAP adjustments:
Stock-based compensation expense		(478)	(1,196)	(1,212)	(2,521)			5,407
Acquisition related-amortization of purchased intangibles		(788)		(366)				1,154
Acquisition related fees and expenses					—			—
Change in estimated fair value of contingent consideration					(210)			210
Change in estimated fair value of common stock warrant liability and derivative liability						(333)		(333)
Accretion of liability						108		108
Tax effect related to amortization of purchased intangibles							(129)	(129)
Impairment				—				—
Non-GAAP	$35,821	$11,450	$7,750	$8,689	$6,706	$339	$75	$1,640

	Twelve Months Ended December 31, 2019
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$127,068	$45,455	$30,711	$38,894	$36,540	$585	$1,979	$(21,968)
Non-GAAP adjustments:
Stock-based compensation expense		(2,244)	(4,366)	(4,004)	(11,803)			22,417
Acquisition related-amortization of purchased intangibles		(2,394)		(1,248)				3,642
Acquisition related fees and expenses					(654)			654
Change in estimated fair value of contingent consideration					(210)			210
Change in estimated fair value of common stock warrant liability and derivative liability						(319)		(319)
Accretion of liability						281		281
Tax effect related to amortization of purchased intangibles							(493)	(493)
Impairment				(150)				150
Non-GAAP	$127,068	$40,817	$26,345	$33,492	$23,873	$547	$1,486	$4,574

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$23,509	$10,509	$3,782	$5,754	$5,879	$(1,679)	$339	$—	$(3,755)
Non-GAAP adjustments:
Stock-based compensation expense		(446)	(193)	(258)	(1,163)				2,060
Acquisition related-amortization of purchased intangibles		(514)		(265)					779
Change in estimated fair value of common stock warrant liability and derivative liability						(1,562)			(1,562)
Amortization of debt discount						47			47
Debt extinguishment						2,974			2,974
Tax effect related to amortization of purchased intangibles							(195)		(195)
Non-GAAP	$23,509	$9,549	$3,589	$5,231	$4,716	$(220)	$144	$—	$348

	Twelve Months Ended December 31, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$76,569	$32,987	$14,514	$21,670	$22,976	$(32,637)	$1,434	$(25)	$(46,756)
Non-GAAP adjustments:
Stock-based compensation expense		(821)	(1,635)	(982)	(3,700)				7,138
Acquisition related-amortization of purchased intangibles		(2,207)		(1,034)					3,241
Change in estimated fair value of contingent consideration					1,017				1,017
Change in estimated fair value of common stock warrant liability and derivative liability						22,978			22,978
Amortization of debt discount						2,095			2,095
Debt extinguishment						5,780			5,780
Tax effect related to amortization of purchased intangibles							(811)		(811)
Non-GAAP	$76,569	$29,959	$12,879	$19,654	$20,293	$(1,784)	$623	$(25)	$(5,318)